UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2013

BNC BANCORP

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3980 Premier Drive

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01	Other Events.

On October 1, 2013, BNC Bancorp (the “Company”) issued a press release announcing the completion of the merger of Randolph Bank & Trust Company (“Randolph Bank”) with and into Bank of North Carolina, a wholly owned subsidiary of the Company (the “Bank”), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of May 31, 2013, by and among Randolph Bank, the Company and the Bank.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated October 1, 2013, announcing completion of the merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2013

BNC BANCORP

By:	/s/ David B. Spencer
David B. Spencer Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated October 1, 2013, announcing completion of the merger